SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               January 26, 1998

                                GEOKINETICS INC.
              (Exact name of Registrant as specified in charter)


           DELAWARE                         0-9268               94-1690082
(State or other jurisdiction of          (Commission            (IRS Employer
         incorporation)                  File Number)        Identification No.)


5555 SAN FELIPE, SUITE 780, HOUSTON, TEXAS                    77056
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:  (713) 850-7600

                               GEOKINETICS INC.
                                  FORM 8-K/A

                                     INDEX

                                                                            PAGE

      Item 7.     Financial Statements, Pro Forma Financial Statements

                  (a)  Financial Statements of Business Acquired.............F-1
                  (b) Pro Forma Financial Information. The Registrant has determined that it is not required to provide the financial information required by this Item 7(b).

                              RELIABLE EXPLORATION,
                                  INCORPORATED

                           ANNUAL FINANCIAL STATEMENTS

                                DECEMBER 31, 1997

TABLE OF CONTENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

INDEPENDENT AUDITORS' REPORT.................................................F-1

FINANCIAL STATEMENTS

        BALANCE SHEET........................................................F-2

        STATEMENT OF INCOME AND RETAINED DEFICIT.............................F-4

        STATEMENT OF CASH FLOWS..............................................F-5

        NOTES TO THE FINANCIAL STATEMENTS....................................F-6

                          INDEPENDENT AUDITORS' REPORT

March 31, 1998

To the Board of Directors and Stockholders
Reliable Exploration, Incorporated

        We have audited the accompanying balance sheet of Reliable Exploration, Incorporated (a Montana corporation) as of December 31, 1997 and the related statement of income and retained deficit equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reliable Exploration, Incorporated as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                               Tsakopulos Brown Schott & Anchors

BALANCE SHEET
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

                                     ASSETS

CURRENT ASSETS
        Cash ...................................................      $   94,569
        Accounts receivable - trade ............................       1,212,122
        Accounts receivable - officers and employees ...........           6,160
        Work in progress .......................................         310,805
        Prepaid expenses .......................................          13,440
                                                                      ----------
               Total Current Assets ............................       1,637,096

PROPERTY AND EQUIPMENT, net of $1,728,274 accumulated
        depreciation ...........................................         306,474

OTHER ASSETS
        Deposits ...............................................          65,344
        Restricted investments .................................          50,000
        Noncompetition fees ....................................          29,167
        Patronage stock ........................................           7,123
                                                                      ----------
               Total Other Assets ..............................         151,634
                                                                      ----------
                      TOTAL ASSETS .............................      $2,095,204
                                                                      ==========

    The Accompanying Notes Are an Integral Part of These Financial Statements

BALANCE SHEET
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
        Current maturities of long-term debt ..................     $ 1,073,836
        Accounts payable - trade ..............................         725,768
        Customer deposits .....................................          35,000
        Accrued liabilities ...................................         312,135
                                                                    -----------
               Total Current Liabilities ......................       2,146,739

LONG-TERM LIABILITIES
        Long-term debt, net of current maturities .............         426,219

DEFERRED TAX LIABILITIES ......................................         290,946
                                                                    -----------
                      TOTAL LIABILITIES .......................       2,863,904

STOCKHOLDERS' DEFICIT
        Common stock, $.10 par value, 500,000 shares
            authorized, 600 shares issued and outstanding .....              60
        Retained deficit ......................................        (768,760)
                                                                    -----------
                      TOTAL STOCKHOLDERS' DEFICIT .............        (768,700)
                                                                    -----------
                      TOTAL LIABILITIES AND
                             STOCKHOLDERS' DEFICIT ............     $ 2,095,204
                                                                    ===========

    The Accompanying Notes Are an Integral Part of These Financial Statements

STATEMENT OF INCOME
AND RETAINED DEFICIT
                                              RELIABLE EXPLORATION, INCORPORATED
                                            FOR THE YEAR ENDED DECEMBER 31, 1997

REVENUES ......................................................     $ 6,723,157

EXPENSES
        Seismic operating expenses ............................       5,242,369
        General and administrative expenses ...................         808,774
        Depreciation and amortization .........................         136,876
                                                                    -----------
               Total Expenses .................................       6,188,019
                                                                    -----------
        Income from Operations ................................         535,138

OTHER INCOME ..................................................          14,739
                                                                    -----------
                      Income Before Income Tax Expense ........         549,877

INCOME TAX EXPENSE
        Current ...............................................          65,156
        Deferred ..............................................         279,611
                                                                    -----------
               Total Income Tax Expense .......................         344,767
                                                                    -----------
NET INCOME ....................................................         205,110

RETAINED DEFICIT, beginning of year ...........................        (973,870)
                                                                    -----------
RETAINED DEFICIT, end of year .................................     $  (768,760)
                                                                    ===========

    The Accompanying Notes Are an Integral Part of These Financial Statements

STATEMENT OF CASH FLOWS
                                              RELIABLE EXPLORATION, INCORPORATED
                                            FOR THE YEAR ENDED DECEMBER 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES
        INFLOWS
               CASH RECEIVED FROM CUSTOMERS .....................   $ 5,955,140

        OUTFLOWS
               CASH PAID TO SUPPLIERS AND EMPLOYEES .............     5,771,790
               INCOME TAXES PAID ................................        98,658
                                                                    -----------
                                                                      5,870,448
                                                                    -----------
                      NET CASH PROVIDED BY OPERATING ACTIVITIES .        84,692

CASH FLOWS FROM INVESTING ACTIVITIES
        OUTFLOWS
               CASH PAYMENTS FOR THE PURCHASE OF PROPERTY .......       269,555
               CASH PAYMENTS FOR RESTRICTED INVESTMENTS .........        35,000
                                                                    -----------
                      NET CASH USED BY INVESTING ACTIVITIES .....      (304,555)

CASH FLOWS FROM FINANCING ACTIVITIES
        OUTFLOWS
               PRINCIPAL PAYMENTS ON LONG-TERM DEBT .............       284,200
                                                                    -----------
                      NET CASH USED BY FINANCING ACTIVITIES .....      (284,200)
                                                                    -----------
NET DECREASE IN CASH ............................................      (504,063)

CASH, BEGINNING OF YEAR .........................................       598,632
                                                                    -----------
CASH, END OF YEAR ...............................................   $    94,569
                                                                    ===========

    The Accompanying Notes Are an Integral Part of These Financial Statements

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF THE ORGANIZATION

         Reliable Exploration, Incorporated, a Montana corporation (the Company) is located in Billings, Montana. The Company provides seismic exploration services in various states throughout the Rocky Mountain region of the Western United States.

         BASIS OF ACCOUNTING

         The financial statements of the Company have been prepared on the accrual basis of accounting and, accordingly, reflect all significant receivables, payables and other liabilities.

         USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

         Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.

         FAIR VALUES OF FINANCIAL INSTRUMENTS

         The Company's financial instruments consist of cash, accounts receivable, accounts payable and a note payable. The carrying amounts reported in the balance sheets for cash, accounts receivable and accounts payable approximate fair values due to the short maturity of those instruments. The fair value of debt was determined based upon the present value of expected cash flows considering expected maturities and using interest rates currently available to the Company for long-term borrowings with similar terms. The carrying amount of debt reported in the balance sheets approximates fair value.

         WORK IN PROGRESS

         In order to properly match revenue and expenses, the Company records amounts due from customers but not invoiced at the end of each accounting period, based upon the contractual agreement in effect with each customer for services. These calculations are based upon daily progress reports provided by field supervisors.

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         PROPERTY AND EQUIPMENT

         Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the respective assets. Repairs and maintenance, which are not considered betterments and do not extend the useful life of property, are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the asset and accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in income.

         RESTRICTED INVESTMENTS AND REFUNDABLE BONDS

         Restricted investments represent certificates of deposit required by the state of North Dakota as security for operational performance within the state, carried at cost which approximates market.

         Various governmental agencies require the purchase of bonds as security for operational performance, which are refundable to the Company upon completion of specific jobs and approval of the appropriate agency. These bonds are shown as deposits and carried at cost which approximates market value.

         CASH EQUIVALENTS

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 1997.

         NONCOMPETITION AGREEMENT

         The Company entered into a noncompetition agreement with the previous majority stockholder, for a period of three years beginning July 27, 1995. The cost is being amortized over the term of the agreement on a straight-line basis and the amortization period and related charges to operations will be adjusted beginning in January 1998 as a result of an extension of the term of the agreement for an additional two years.

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INCOME TAX

         The Company follows Statement of Financial Accounting Standards No. 109 entitled "Accounting for Income Taxes" which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are computed using the liability method based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

NOTE 2. CERTIFICATES OF DEPOSIT

         The Company owns two certificates of deposit which are being held as security for operational performance as required by the state of North Dakota.

         One certificate of deposit for $15,000, which was purchased in December 1993, is currently earning interest at an annual rate of 5.45% and matures December 22, 1998. The other certificate of deposit for $35,000, which was purchased July 15, 1997, is currently earning interest at an annual rate of 5.65% and matures July 15, 1998.

NOTE 3. REFUNDABLE BONDS

         Various governmental agencies require purchase of bonds as security for operational performance of jobs. The bonds are returnable to the Company upon approval by the governmental agency at completion of the job. Refundable bonds at December 31, 1997 totaled $65,000.

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 4. PROPERTY AND EQUIPMENT

         A summary of property and equipment at December 31, 1997 is as follows:

         Equipment .......................................            $1,586,667
         Vehicles ........................................               412,618
         Furniture and equipment .........................                29,027
         Leasehold improvements ..........................                 6,436
                                                                      ----------
                                                                       2,034,748
         Less accumulated depreciation ...................             1,728,274
                                                                      ----------
                                                                      $  306,474
                                                                      ==========

NOTE 5. ACCRUED LIABILITIES

         A summary of accrued liabilities at December 31, 1997 is as follows:

         Income taxes .................................                 $181,596
         Sales taxes ..................................                  120,708
         Payroll taxes ................................                    9,831
                                                                        --------
                                                                        $312,135
                                                                        ========

NOTE 6. LONG-TERM DEBT

         A summary of long-term debt at December 31, 1997 follows:

         Original note dated July 27, 1995 and a new
                 note dated January 8, 1998, executed January
                 26, 1998, payable $12,555 on January 8, 1998,
                 $900,000 on January 26, 1998, and 36 monthly
                 installments of $18,957 including principal
                 and interest at 10% beginning February 8, 1998;
                 secured by equipment and a corporate guaranty
                 of Geokinetics Inc.; and subject to default
                 provisions in the event of default under the
                 terms of the Restated Redemption Agreement
                 dated January 26, 1998........................       $1,500,055

         Less Current Maturities ..............................        1,073,836
                                                                      ----------
                                                                      $  426,219
                                                                      ==========

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 6. LONG-TERM DEBT (CONTINUED)

         A summary of long-term debt principal maturities follows:

                FOR THE YEARS ENDED DECEMBER 31,
                --------------------------------
                            1998.............................        $ 1,073,836
                            1999.............................            193,574
                            2000.............................            213,844
                            2001.............................             18,801
                                                                     -----------
                                                                     $ 1,500,055
                                                                     ===========

NOTE 7. RESTATED REDEMPTION AGREEMENT

         On July 27, 1995, the Company entered into a stock Redemption Agreement with its then majority stockholder to repurchase 55,050 shares of its common stock from him for $2,048,400, a complete redemption of his stock.

         Concurrent with the stock Redemption Agreement, the Company entered into a noncompetition agreement (Note 1) and a consulting agreement with this stockholder.

         In connection with the sale of the Company's stock to Geokinetics Inc. on January 26, 1998, the Redemption Agreement was amended in its entirety, and replaced by the Restated Redemption Agreement. This Restated Redemption Agreement reaffirmed the noncompetition agreement and extended it for an additional two years until January 26, 2000. The total original cost of the agreement paid on July 27, 1995 was $150,000, and the remaining unamortized balance as of December 31, 1997 is $29,167. The charge to operations for the cost of the agreement for 1997 was $50,000, and the charge to operations for 1998 will be $14,000 as a result of the extension.

         The Consulting Agreement was terminated January 26, 1998 without obligation for repayment by the former stockholder of any money received under the agreement. The original prepaid consulting fee of $150,000 paid on July 27, 1995 had been amortized by the Company over a five-year period at an annual charge against operations of $30,000. The remaining unamortized balance of $77,500 was written off as of December 31, 1997, resulting in a total charge of $107,500 against operations for 1997.

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 8. INCOME TAX

         Income tax liability is deferred tax arising from temporary differences between income for financial reporting and income for tax purposes.

         Deferred tax liability, beginning of year ...........          $ 11,335
         Deferred tax liability, end of year .................           290,946
                                                                        --------
              Deferred Tax Cost ..............................          $279,611
                                                                        ========

         Deferred tax liabilities of the Company arise from the timing differences in 1) utilizing the cash method of accounting for income tax purposes and the accrual method for financial statements, 2) amortization of noncompetition fees over fifteen years for income tax purposes and three years for financial statements and 3) depreciation for income tax purposes and financial statement purposes.

         The taxable income of the Company on the cash basis for the year ended December 31, 1997 was $363,372.

NOTE 9. LEASES

         During 1997, the Company leased its office and shop facility from a trust, the trustee of which is the stockholder who entered the stock redemption agreement discussed in Note 7. Under the terms of the stock redemption agreement, the Company is required to continue renting the building until such time as the note issued for the stock is fully paid. During 1997 the Company paid $36,000 under the terms of the lease.

         In connection with the purchase of the Company by Geokinetics Inc. at January 26, 1998, as described in Note 13, the Company entered into a new lease agreement with the trust for a period of eleven years commencing on February 1, 1998 at the initial rate of $3,450 per month, increased by 15% at each three-year interval during the term. The lease is renewable at the Company's option for a five-year term, and may be terminated by the Company with sixty-days notice, if all of its obligations under the terms of the Redemption Agreement and Restated Redemption Agreement, dated January 26, 1998, as described in Note 13, have been fully satisfied.

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 9. LEASES (CONTINUED)

         A summary of future minimum rentals under the lease agreement follows:

             FOR THE YEARS ENDING DECEMBER 31,                      Amount
             ---------------------------------                  ------------
                        1998.........................           $     40,950
                        1999.........................                 41,400
                        2000.........................                 41,400
                        2001.........................                 47,092
                        2002.........................                 47,610
                                                                ------------
                                                                $    218,452
                                                                ============

NOTE 10. CASH FLOWS

         A reconciliation of net income to net cash provided by operating activities for the year ended December 31, 1997 follows:

         Net Income ...........................................       $ 205,110

         Adjustments to reconcile net income to net
               cash provided by operating activities:
         Depreciation and amortization ........................         136,876
         Deferred income taxes ................................         279,611
         Loss on disposal of property and equipment ...........           6,021
         (Increase) decrease in current assets
                 Accounts receivable ..........................        (310,006)
                 Work in progress .............................        (229,050)
                 Prepaid expenses .............................          (5,217)
                 Other assets .................................         107,089
         Increase (decrease) in current liabilities
                 Accounts payable .............................          54,776
                 Accrued liabilities ..........................          89,203
                 Unearned revenue .............................        (249,721)
                                                                      ---------
                 Net Cash Provided by Operating Activities ....       $  84,692
                                                                      =========

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 11. FAIR VALUES OF FINANCIAL INSTRUMENTS

         The carrying amounts and fair values of the Company's financial instruments are determined as described in Note 1, Summary of Significant Accounting Policies, Fair Values of Financial Instruments and are summarized as follows:

                                                  Carrying Amount     Fair Value
                                                  ---------------     ----------
         Cash ..............................      $        94,569     $   94,569
         Accounts receivable ...............            1,218,282      1,218,282
         Accounts payable ..................              725,768        725,768
         Indebtedness ......................            1,500,055      1,500,055

NOTE 12. MAJOR CUSTOMER

         Revenues from major customers which exceeded ten percent of the total revenues for the year ended December 31, 1997 follows:

         Customer A ................................              $    1,496,003
         Customer B ................................                     687,649

NOTE 13. SUBSEQUENT EVENTS

         On December 5, 1997, the Company's stockholders entered into an agreement to sell all of the Company stock to Geokinetics Inc.

         On January 26, 1998, Geokinetics Inc. acquired all of the common stock from the stockholders pursuant to the terms of the stock purchase agreement effective January 1, 1998. Pursuant to the purchase agreement, Geokinetics Inc. acquired 600 shares of outstanding common stock of the Company in exchange for the consideration listed below.

NOTES TO THE
FINANCIAL STATEMENTS
                                              RELIABLE EXPLORATION, INCORPORATED
                                                               DECEMBER 31, 1997

NOTE 13. SUBSEQUENT EVENTS (CONTINUED)

         The consideration paid to the shareholders of the Company from Geokinetics Inc. acquisition included $1,300,000 in cash and 375,000 newly-issued shares of Geokinetics Inc. common stock. On the closing date, the Company restructured $1,487,500 of indebtedness to a former stockholder of the Company by paying $900,000 in cash and refinancing the balance of $587,500 in a promissory note, which bears interest at the rate of 10% per annum beginning on January 8, 1998. The promissory note matures on January 8, 2001. Geokinetics Inc. has guaranteed payment of the Company's indebtedness due under the promissory note and advanced the Company $900,000 on the closing date in order to permit the refinancing. The Company also entered into two-year employment agreements with the three former stockholders of Reliable.

NOTE 14. PROPOSED ASSESSMENT BY THE INTERNAL REVENUE SERVICE

         As a result of an audit of the Company's federal tax return for a prior period, the Internal Revenue Service has proposed an assessment of backup withholding tax, penalties, and interest on payments made during the years 1994 through 1996 in connection with the amounts the Company paid landowners to conduct operations on their properties, and for which the Company did not file annual forms 1099. The Company disagrees with the Internal Revenue Service position, and the matter is currently being negotiated by the Company's counsel. No provision has been in the financial statements for any potential cost since the liability cannot be reasonably estimated.

         In connection with the sale of the Company to Geokinetics, Inc. as described in footnote 13, the former shareholders of the Company had $225,000 reserved from the sale proceeds and placed in an escrow account to pay one-half the cost of any contingent liability up to that maximum liability. The balance of any cost would be borne by the Company.

NOTE 15. CONTINGENCIES

         The Company conducts field operations in states under whose statutes certain of the services provided by the Company may by subject to state sales tax. The Company is currently conducting an internal audit of its activities in these states to determine the extent to which additional state taxes may be due. As of December 31, 1997 accrued liabilities include $120,700 which represent the amount of such taxes the Company estimated is due for operations during 1997.

NOTE 16. CONCENTRATION OF CREDIT RISK

         Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of unsecured trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

         The Company's customer base consists primarily of oil and gas companies. Although the Company is directly affected by the well-being of the oil and gas industry, management does not believe significant credit risk exists at December 31, 1997.

         The Company has cash in banks and short-term investments which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and short-term investments.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Dated: April 10, 1998

                                       GEOKINETICS INC.

                                       By: Jay D. Haber
                                           Chief Executive Officer